                                                                   EXHIBIT 24.1

                    DELEGATION OF POWERS BY ATTORNEY-IN-FACT


         The undersigned is the duly appointed attorney-in-fact for each of the signatories to the Powers of Attorney attached hereto as Exhibit A (the "Powers of Attorney"), which Powers of Attorney are incorporated by reference herein for all purposes. Pursuant to the powers granted under the terms of the Powers of Attorneys, the undersigned hereby appoints Carla S. Moreland (the "Substitute") as his substitute with respect to all powers set forth in the Powers of Attorney with full power of further substitution and resubstitution. The Substitute shall have full power and authority to act in the undersigned's stead as attorney-in-fact and to do and perform every act necessary to carry out all or any of the powers described in the Powers of Attorney as fully as could the undersigned if personally present.



Dated: May 11, 1996.                    /s/ JAMES D. CARREKER
                                        ---------------------------------------
                                        James D. Carreker

                                   EXHIBIT A

                               POWERS OF ATTORNEY

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                    WYNDHAM HOTEL CORPORATION

                                    By: /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name: James D. Carreker
                                        Title: President and Chief Executive
                                               Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         NAME                                        TITLE
         ----                                        -----
/s/ JAMES D. CARREKER               President, Chief Executive Officer and Director
- -------------------------------     (principal executive officer)
  James D. Carreker

/s/ ANNE L. RAYMOND                 Chief Financial Officer,
- -------------------------------     Executive Vice President and Director
  Anne L. Raymond                   (principal financial officer)

/s/ JOHN P. KLUMPH                  Vice President - Corporate Controller
- -------------------------------     (principal accounting officer)
  John P. Klumph

/s/ HARLAN R. CROW                  Director
- -------------------------------
  Harlan R. Crow

/s/ SUSAN T. GROENTEMAN             Director
- -------------------------------
  Susan T. Groenteman

/s/ ROBERT A. WHITMAN               Director
- -------------------------------
  Robert A. Whitman

/s/ DANIEL A. DECKER                Director
- -------------------------------
  Daniel A. Decker

         NAME                                        TITLE
         ----                                        -----
/s/ LESLIE V. BENTLEY               Executive Vice President and Wyndham Garden
- -------------------------------     Division President
  Leslie V. Bentley

/s/ ERIC A. DANZIGER                Executive Vice President and Wyndham Hotels and
- -------------------------------     Resorts Division President
  Eric A. Danziger

/s/ STANLEY M. KOONCE, JR.          Executive Vice President - Marketing, Planning and
- -------------------------------     Technical Services
  Stanley M. Koonce, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                    WYNDHAM HOTEL CORPORATION

                                    By: /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name: James D. Carreker
                                        Title: President and Chief Executive
                                               Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
/s/ JAMES D. CARREKER               President, Chief Executive Officer and Director
- -------------------------------     (principal executive officer)
  James D.Carreker

/s/ ANNE L. RAYMOND                 Chief Financial Officer,
- -------------------------------     Executive Vice President and Director
  Anne L. Raymond                   (principal financial officer)

/s/ JOHN P.KLUMPH                   Vice President - Corporate Controller
- -------------------------------     (principal accounting officer)
  John P.Klumph

/s/ HARLAN R. CROW                  Director
- -------------------------------
  Harlan R. Crow

/s/ SUSAN T. GROENTEMAN             Director
- -------------------------------
  Susan T. Groenteman

/s/ ROBERT A. WHITMAN               Director
- -------------------------------
  Robert A. Whitman

/s/ DANIEL A. DECKER                Director
- -------------------------------
  Daniel A. Decker

         NAME                                        TITLE
         ----                                        -----
/s/ LESLIE V. BENTLEY               Executive Vice President and Wyndham Garden
- -------------------------------     Division President
  Leslie V. Bentley

/s/ ERIC A. DANZIGER                Executive Vice President and Wyndham Hotels and
- -------------------------------     Resorts Division President
  Eric A. Danziger

/s/ STANLEY M. KOONCE, JR.          Executive Vice President - Marketing, Planning and
- -------------------------------     Technical Services
  Stanley M. Koonce, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                    WYNDHAM MANAGEMENT CORPORATION

                                    By:         /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name: James D. Carreker
                                        Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
    /s/ JAMES D. CARREKER           President and Director
- -------------------------------     (principal executive officer)
        James D. Carreker

     /s/ ANNE L. RAYMOND            Vice President and Director
- -------------------------------     (principal financial officer)
         Anne L. Raymond

      /s/ JOHN P. KLUMPH            Treasurer
- -------------------------------     (principal accounting officer)
          John P. Klumph

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                    GHALP CORPORATION

                                    By:          /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name: James D. Carreker
                                        Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
    /s/ JAMES D. CARREKER           President and Director
- -------------------------------     (principal executive officer)
        James D. Carreker

     /s/ ANNE L. RAYMOND            Vice President and Director
- -------------------------------     (principal financial officer)
         Anne L. Raymond

      /s/ JOHN P. KLUMPH            Treasurer
- -------------------------------     (principal accounting officer)
          John P. Klumph

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                    WYNDHAM IP CORPORATION

                                    By: /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name:  James D. Carreker
                                        Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
/s/ JAMES D. CARREKER               President and Director
- -------------------------------     (principal executive officer)
  James D. Carreker

/s/ ANNE L. RAYMOND                 Vice President and Director
- -------------------------------     (principal financial officer)
  Anne L. Raymond

/s/ JOHN P. KLUMPH                  Treasurer
- -------------------------------     (principal accounting officer)
  John P. Klumph

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                    WH INTEREST, INC.

                                    By: /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name:  James D. Carreker
                                        Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
/s/ JAMES D. CARREKER               President and Director
- -------------------------------     (principal executive officer)
  James D. Carreker

/s/ ANNE L. RAYMOND                 Vice President
- -------------------------------     (principal financial officer)
  Anne L. Raymond

/s/ JOHN P. KLUMPH                  Treasurer
- -------------------------------     (principal accounting officer)
  John P. Klumph

/s/ HARLAN R. CROW                  Vice President and Director
- -------------------------------
  Harlan R. Crow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.

                                        ROSE HALL ASSOCIATES LIMITED
                                          PARTNERSHIP


                                        By: WHC CARIBBEAN LIMITED

                                        By: /s/ HELMUT SCHUSTER
                                            -----------------------------------
                                            Name: Helmut Schuster
                                            Title: Chairperson


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
/s/ HELMUT SCHUSTER                 Chairperson
- -------------------------------     (principal executive officer and Authorized United
  Helmut Schuster                   States Representative)

/s/ JUDY LOWE HENDRICK              Managing Director and Treasurer
- -------------------------------     (principal financial and accounting officer)
  Judy Lowe Hendrick

/s/ SUSAN T. GROENTEMAN             Director
- -------------------------------
  Susan T. Groenteman

/s/ STANLEY M. KOONCE, JR.          Director
- -------------------------------
  Stanley M. Koonce, Jr.

/s/ ERIC A. DANZIGER                Director
- -------------------------------
  Eric A. Danziger

                                    Director
- -------------------------------
  William A. Clarke

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                        WHC CARIBBEAN LIMITED

                                        By: /s/ HELMUT SCHUSTER
                                            -----------------------------------
                                            Name: Helmut Schuster
                                            Title: Chairperson


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
/s/ HELMUT SCHUSTER                 Chairperson
- -------------------------------     (principal executive officer and Authorized United
  Helmut Schuster                   States Representative)


/s/ JUDY LOWE HENDRICK              Managing Director and Treasurer
- -------------------------------     (principal financial and accounting officer)
  Judy Lowe Hendrick

/s/ STANLEY M. KOONCE, JR.          Director
- -------------------------------
  Stanley M. Koonce, Jr.

/s/ SUSAN T. GROENTEMAN             Director
- -------------------------------
  Susan T. Groenteman

/s/ ERIC A. DANZIGER                Director
- -------------------------------
  Eric A. Danziger

                                    Director
- -------------------------------
  William E. Clarke

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                    WATERFRONT MANAGEMENT CORPORATION

                                    By: /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name: James D. Carreker
                                        Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sip any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
/s/ JAMES D. CARREKER               President and Director
- -------------------------------     (principal executive officer)
  James D. Carreker

/s/ ANNE L. RAYMOND                 Vice President and Director
- -------------------------------     (principal financial officer)
  Anne L. Raymond

/s/ JOHN P. KLUMPH                  Treasurer
- -------------------------------     (principal accounting officer)
  John P. Klumph

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 30th day of April, 1996.


                                    WHCMB, INC.

                                    By: /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name: James D. Carreker
                                        Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
/s/ JAMES D. CARREKER               President and Director
- -------------------------------     (principal executive officer)
  James D. Carreker

/s/ ANNE L. RAYMOND                 Vice President and Director
- -------------------------------     (principal financial officer)
  Anne L. Raymond

/s/ JOHN P. KLUMPH                  Treasurer
- -------------------------------     (principal accounting officer)
  John P. Klumph

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Dallas, State of Texas, on the 30th day of April, 1996.


                                    WYNDHAM HOTELS & RESORTS (ARUBA) N.V.

                                    By: /s/ JAMES D. CARREKER
                                        ----------------------------------------
                                        Name: James D. Carreker
                                        Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their indicated capacities on April 30, 1996.

                               POWER OF ATTORNEY

         KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to Me the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE
         ----                                        -----
/s/ JAMES D. CARREKER               President and Managing Director
- -------------------------------     (principal executive officer)
  James D. Carreker

/s/ ANNE L. RAYMOND                 Vice President
- -------------------------------     (principal financial officer and Authorized United States
  Anne L. Raymond                   Representative)


/s/ JOHN P. KLUMPH                  Treasurer
- -------------------------------     (principal accounting officer)
  John P. Klumph

/s/ HARLAN R. CROW                  Managing Director
- -------------------------------
  Harlan R. Crow